SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/a

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      February 10, 1999
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Colmena Corp. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation

0-27842 (Commission File Number)

54-1778587 (IRS Employer Identification No.)

25100 Detroit Road, Westlake, Ohio 44145 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:    (440) 871-5000

Not applicable. (Former name or former address, if changed since last report)

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Item 4.     Changes in Registrant's Certifying Accountant

     On January 21, 1999, Ernst & Young LLP resigned as independent auditors for the Registrant.

     The report of Ernst & Young LLP on the Registrant's financial statements as of September 30, 1997 and for period from June 1, 1997 (date of inception) to September 30, 1997 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audit of the Registrant's financial statements as of September 30, 1997 and for the period from June 1, 1997 (date of inception) to September 30, 1997, and in the subsequent period, there were no disagreements with Ernst & Young LLP in any matters of accounting principles or practices, financial statement disclosure , or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their report. The Registrant has received from Ernst & Young LLP a letter addressed to the Commission agreeing with the above statements. A copy of that letter filed as an exhibit to this Form 8-Ka.

     The Registrant has selected the firm of Weinberg & Company, P.A., Certified Public Accountants, of Boca Raton, Florida to replace Ernst & Young LLP.

Item 7.     Financial Statements and Exhibits

(c)     Exhibits

     16.1     Letter re Change in Certifying Accountant   Page      2

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 COLMENA CORP.,
                             A Delaware corporation
                                  (Registrant)

Date: February 10, 1999

                     By: /s/ Richard C. Peplin, Jr
                         --------------------------------
                        /s/  Richard C. Peplin, Jr., President

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